Exhibit 99.1

Verra Mobility Announces Organizational Changes to Accelerate Transformation and Enhance Customer Focus

MESA, Ariz., June 17, 2026 — Verra Mobility Corporation (NASDAQ: VRRM), a leading provider of smart mobility technology solutions, announced today organizational changes designed to accelerate the company’s transformation initiatives, strengthen customer focus and create a more agile and efficient operating model.

The company has appointed Stacey Moser as Chief Customer Officer, effective immediately. In this new role, Moser will lead sales, account management and marketing across Verra Mobility’s Commercial Services and Government Solutions businesses, bringing together customer-facing functions under a unified leadership structure.

“Stacey is a proven leader with an unwavering commitment to our customers,” said Jon Keyser, President and Chief Executive Officer. “As Chief Customer Officer, she will help us further embed customer-centricity throughout the organization while ensuring we remain focused on delivering exceptional value and service. Her integrity, leadership, experience and ability to drive alignment across teams make her uniquely qualified to help lead our next phase of growth.”

“My immediate priority will be ensuring continuity for our customers while driving greater alignment across customer-facing teams,” said Stacey Moser, Chief Customer Officer. “I look forward to working closely with leaders throughout our business to further strengthen customer relationships, standardize processes and accelerate execution against Verra Mobility’s strategic objectives.”

This organizational change reflects recommendations from the review by the Transformation Committee of the Board of Directors and is an acceleration of efforts Verra Mobility began earlier this year involving the implementation of a hybrid operating model that centralizes key functions, including Human Resources, Finance, Legal, Government Relations, Engineering and Product Management, with leaders of those functions reporting directly to the CEO. Verra Mobility believes an essential step in this transformation is to further unify operations and customer-facing teams to accelerate execution and improve responsiveness.

“The Transformation Committee has worked closely with management to evaluate the company’s operating structure, decision-making processes and opportunities to better align resources around customer needs,” said Raj Ratnakar, chairperson of the Transformation Committee. “Through our review, we determined that a more unified operating model will better position the Company to serve customers, improve execution, optimize our cost structure and create long-term shareholder value.”

“The Transformation Committee’s work has reinforced our belief that we can better serve customers, make the business more cost efficient and create shareholder value through a simpler, more integrated operating model,” Keyser said. “By reducing organizational complexity and bringing our teams closer to our customers, we believe we can move faster, improve decision-making, strengthen accountability and enhance our ability to deliver innovative solutions that address our customers’ most important needs. Our Board and leadership team remain laser-focused on executing transformation initiatives that enhance operational effectiveness and position Verra Mobility for long-term growth.”

The company previously disclosed that Jon Baldwin, Executive Vice President, Government Solutions, will depart Verra Mobility effective July 9, 2026. Baldwin will remain with the company through that date to support a smooth transition.

“Jon has been a deeply committed leader and has made significant contributions to Verra Mobility throughout his tenure,” said Keyser. “He played an instrumental role in expanding our Government Solutions business, strengthening key customer relationships and securing important commercial wins, including the renewal of New York City’s automated traffic enforcement program. We thank Jon for his dedication and many contributions to Verra Mobility and wish him continued success in his next chapter.”

As Verra Mobility prioritizes the integration of customer-facing functions between its Commercial Services and Government Solutions businesses, the company will continue to operate T2 Systems independently. Under Lin Bo’s leadership, T2 will remain focused on its parking customers.

About Verra Mobility

Verra Mobility Corporation (NASDAQ: VRRM) is a leading provider of smart mobility technology solutions that make transportation safer, smarter, and more connected. The company sits at the center of the mobility ecosystem, bringing together vehicles, hardware, software, data, and people to enable safe, efficient solutions for customers globally. Verra Mobility’s transportation safety systems and parking management solutions protect lives, improve urban and motorway mobility, and support healthier communities. The company also solves complex payment, utilization, and compliance challenges for fleet owners and rental car companies. Headquartered in Arizona, Verra Mobility operates in the United States, Australia, Europe, and Canada. For more information, please visit www.verramobility.com.

Forward-Looking Statements

This press release contains forward-looking statements which address our expected future business and financial performance, and may contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “will” or similar expressions. Forward-looking statements include statements regarding expectations related to our organizational changes including accelerating the company’s transformation initiatives, strengthening customer focus and creating a more agile and efficient operating model, the ability of Ms. Moser to further embed customer-centricity throughout the organization while ensuring the company remains focused on delivering exceptional value and service, the ability of a unified operating model to better position the company to serve customers, improve execution, optimize our cost structure and create long-term shareholder value, and the company’s ability to execute transformation initiatives that enhance operational effectiveness and position the company for long-term growth. Forward-looking statements involve risks and uncertainties, and a number of factors could cause actual results to differ materially from those currently anticipated. These factors include, but are not limited to, the impact of negative industry and macroeconomic conditions, including the impact of government actions and regulations, such as tariffs, trade protection measures, military conflicts, or a government shutdown, on our customers or Verra Mobility; customer concentration in our Commercial Services and Government Solutions segments, including risks impacting such segments such as travel demand and legislation, and the risk of losing a customer; risks related to our contract with NYCDOT, which comprises a material portion of our revenue, including the timing of payments; risks associated with the termination of the Avis Budget agreement and the renewal of other Commercial Services customer agreements; risks and uncertainties related to our government contracts, including legislative changes, termination rights, delays in payments, audits, and investigations; decreases in the prevalence or political acceptance of, or an increase in governmental restrictions regarding, automated and other similar methods of photo enforcement, parking solutions, or the use of tolling; our ability to successfully implement our acquisition strategy or integrate acquisitions; failures in or breaches of our networks or systems, including as a result of cyber-attacks or other incidents; risks and uncertainties related to our international operations and our ability to develop and successfully market new products and technologies into new markets; our failure to acquire necessary intellectual property or adequately protect our intellectual property; our ability to manage our substantial level of indebtedness; our ability to maintain effective internal controls over financial reporting; our ability to properly perform under our contracts and otherwise satisfy our customers; risks associated with the use of artificial intelligence and related tools; decreased interest in outsourcing from our customers; our ability to keep up with technological developments and changing customer preferences; our ability to compete in a highly competitive and rapidly evolving market; risks and uncertainties related to our share repurchase program; risks and uncertainties related to litigation and other disputes and regulatory investigations; our reliance on specialized third-party providers; and other risks and uncertainties indicated from time to time in documents we filed or will file with the Securities and Exchange Commission (the “SEC”). In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this press release can or will be achieved. This press release should be read in conjunction with the information included in our other press releases, reports, and other filings with the SEC. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2025 Annual Report on Form 10-K and first quarter 2026 Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date of this press release and except to the extent required by applicable law, we do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments, or otherwise. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.

Additional Information

We periodically provide information for investors on our corporate website, www.verramobility.com, and our investor relations website, ir.verramobility.com.

We intend to use our website including our quarterly earnings presentation as a means of disclosing material non-public information, additional financial and operating metrics and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media. In addition, you may enroll to automatically receive e-mail alerts and other information about our company by visiting “Email Alerts” under the “Investor Resources” section of the “Investors” portion of our website.

Investor Relations Contact

Mark Zindler

mark.zindler@verramobility.com